Control Solutions International, Inc. and Subsidiaries (a wholly- owned subsidiary) INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

CONTROL SOLUTIONS INTERNATIONAL, INC. AND SUBSIDIARIES
(a wholly owned subsidiary)

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2013	2012
	(Unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$861,610	$571,229
Accounts receivable, net	1,050,684	1,458,043
Prepaid expenses	81,251	65,101
Deferred tax asset - current portion	53,876	72,000
Other current assets	9,075	8,899
TOTAL CURRENT ASSETS	2,056,496	2,175,272

Property and equipment, net	96,164	118,742

TOTAL ASSETS	$2,152,660	$2,294,014

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$170,519	$109,726
Accrued expenses and other current liabilities	354,250	533,766
Notes payable to related parties	335,067	307,667
Accrued restructuring reserve	11,667	14,683
TOTAL CURRENT LIABILITIES	871,503	965,842

Deferred tax liability - non current	62,000	62,000

TOTAL LIABILITIES	933,503	1,027,842

SHAREHOLDERS' EQUITY:
Common stock, $.025 par value; authorized 10,000 shares authorized;
5,000 shares issued and outstanding	125	125
Additional paid-in capital	1,167,094	1,167,094
Retained earnings	77,326	85,023
Accumulated other comprehensive (loss) income	(25,388)	13,930
TOTAL SHAREHOLDERS' EQUITY	1,219,157	1,266,172

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,152,660	$2,294,014

The accompanying footnotes are an integral part to these unaudited condensed consolidated financial statements

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CONTROL SOLUTIONS INTERNATIONAL, INC. AND SUBSIDIARIES
(a wholly owned subsidiary)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	Nine Months Ended September 30,
	2013	2012

Service revenues	$4,577,229	$5,315,800

Direct cost of services	2,946,157	3,710,737

Gross profit	1,631,072	1,605,063

Selling, general and administrative expenses	1,603,955	1,830,068

Net operating income (loss)	27,117	(225,005)

OTHER INCOME (EXPENSES):
Other income	471	55,504
Interest expense	(24,516)	(36,432)
Total other (expenses) income	(24,045)	19,072

Net income (loss) before tax benefit	3,072	(205,932)

Income tax (expense) benefit	(10,769)	74,046

Net loss	$(7,697)	$(131,886)

Other comprehensive loss
Foreign currency translation	(39,318)	3,752

Total comprehensive loss	$(47,015)	$(128,134)

The accompanying footnotes are an integral part to these unaudited condensed consolidated financial statements

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CONTROL SOLUTIONS INTERNATIONAL, INC. AND SUBSIDIARIES
(a wholly owned subsidiary)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30,
	2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(7,697)	$(131,886)

Adjustments to reconcile net loss to net cash provided
by operating activities:
Depreciation	33,144	28,837
Bad debt expense	52,912	-

Changes in operating assets and liabilities:
Accounts receivable	354,447	578,315
Prepaid expenses	(16,150)	(15,838)
Deferred tax asset	18,124	(117,469)
Other assets	(176)	3,753
Accounts payable	60,793	(23,402)
Accrued expenses	(105,101)	(308,485)
Accrued restructuring reserve	(3,016)	(3,016)
Other liabilities	(77,015)	82,105
NET CASH PROVIDED BY OPERATING ACTIVITIES	310,265	92,914

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(10,566)	-
Proceeds from sale of property and equipment	-	1,522
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES	(10,566)	1,522

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from notes payable related parties	110,000	300,000
(Payments of) note payable to related party	(80,000)	-
(Payments of) note payable to former parent company	-	(808,020)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	30,000	(508,020)

FOREIGN CURRENCY TRANSLATION ADJUSTMENT	(39,318)	3,752

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	290,381	(409,832)

CASH - BEGINNING OF YEAR	571,229	955,385

CASH - END OF PERIOD	$861,610	$545,554

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION:
Cash paid for interest	$25,333	$44,452
Cash paid for income taxes	$45,228	$54,676

The accompanying footnotes are an integral part to these unaudited condensed consolidated financial statements

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Control Solutions International, Inc. and Subsidiaries

(a wholly-owned subsidiary)

Notes to Unaudited Condensed Consolidated Financial Statements

For the nine months period ended September 30, 2013

1.	ORGANIZATION AND NATURE OF BUSINESS

Control Solutions International, Inc. (the “Company”) formerly known as Altran Control Solution, Inc., is a provider of risk management, consulting, internal audit and information technology services to both U.S and foreign based companies. The Company is headquartered in Woburn, Massachusetts and has additional office space locations throughout the US and Canada. On July 12, 2011, the Company changed its name from Altran Control Solution, Inc. to Control Solutions International, Inc.

The Company is a wholly owned subsidiary of NewCSI, Inc. (“NewCSI”). NewCSI acquired the Company in July 2010 as a result of a spin-out from its former parent, Altran USA Holdings, Inc. The Company was organized in the state of Florida in March 1992 and has been in continuous operation since that time as a provider of outsourced internal audit services.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of consolidation

The accompanying unaudited condensed consolidated financial statements include the accounts of Control Solutions International, Inc. and its wholly-owned Canada based subsidiary Canada Control Solutions International, Inc. All intercompany balances and transactions have been eliminated in consolidation.

Use of estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of revenues and expenses recorded during the reporting period. Accordingly, actual results could differ from those estimates.

Revenue recognition

The Company recognizes revenues primarily on a time and materials basis as the services are performed and amounts are earned. The Company considers amounts to be earned once evidence of an arrangement has been obtained, services are rendered, fees are fixed or determinable, and collectability is reasonably assured.

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Revenues earned in excess of billings are recorded as unbilled accounts receivable until billed. Billings in excess of revenues earned are recorded as advanced billings until revenue recognition criteria are met. Deposits and prepayments from customers are carried as deferred revenue until the requirements for revenue recognition are met.

Reimbursements, including those relating to travel, other out-of-pocket expenses and third-party costs, are included in revenues. The related reimbursable expenses are included in cost of revenue.

Cash and cash equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. The Company had no cash equivalents during the periods reported.

Accounts receivable

Accounts receivable are carried at invoiced amount less an allowance for doubtful accounts. The Company evaluates its accounts receivable and establishes an allowance for doubtful accounts as necessary by assessing its past collection history as well as general economic and credit conditions. The allowance for doubtful accounts at September 30, 2013 and December 31, 2012 is $59,579 and $9,817, respectively.

Property and equipment

Property and equipment are recorded at cost and are depreciated and amortized over the estimated useful lives of the related assets. Depreciation and amortization are calculated on the straight-line method for financial reporting based on the following estimated useful lives:

Years

Computer Equipment	4
Network Equipment	3
Office Equipment	1
Software	3 - 8

Expenditures for significant renewals or improvements are capitalized and depreciated or amortized over their estimated useful lives. The cost of maintenance and repairs is charged to expense as incurred.

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Impairment of long-lived assets

The Company follows FASB ASC 360-10-15-3, “Impairment or Disposal of Long-lived Assets,” which established a “primary asset” approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used. The Company reviews the carrying value of its long-lived tangible assets on an annual basis, or more frequently if facts and circumstances suggest that they may be impaired. The carrying values of such assets are considered impaired when the anticipated identifiable undiscounted cash flows from such assets are less than their carrying values. An impairment loss, if any, is recognized in the amount of the difference between the carrying amount and fair value.

Income taxes

The Company has adopted Accounting Standards Codification subtopic 740-10, Income Taxes (“ASC 740-10”). Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company records a benefit for uncertain tax positions in the financial statements only when it determines it is more likely than not that such a position will be sustained upon examination by taxing authorities based on the technical merits of the position. Unrecognized tax benefits represent the difference between the position taken and the benefit reflected in the financial statements. The Company accounts for interest and penalties related to uncertain tax positions as part of its provision for federal and state income taxes. The Company does not have any uncertain tax positions at September 30, 2013 or December 31, 2012 which require accrual or disclosure.

In assessing the likelihood of utilization of existing deferred tax assets, management has considered its results of operations and the current operating environment.

Fair value of financial instruments

Accounting Standards Codification subtopic 825-10, Financial Instruments (“ASC 825-10”) requires disclosure of the fair value of certain financial instruments. The carrying amounts reported in the consolidated balance sheets for accounts receivable, accounts payable and accrued expenses approximate fair value based on the short-term maturity of these instruments. The carrying value of debt approximates its fair value since it provides for market terms and interest rates.

The Company uses fair value measurements to record fair value adjustments to certain assets and to determine fair value disclosures. In accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), the Company groups its assets at fair value in three levels, based on the markets in which the assets are traded and the reliability of the assumptions used to determine fair value.

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Concentrations, risks and uncertainties

Cash and cash equivalents are deposited in high quality financial institutions and may exceed the financial institutions’ insurance limitations. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk related to cash.

The Company derived a substantial portion of its revenues from two clients, which represented 38.94% and 32.37% of the Company’s total revenues during the nine months ended September 30, 2013 and 2012, respectively. One of these clients, who represented 12.05% of the Company’s total revenues during 2012 purchased no services from the Company in 2013, since their project was completed in 2012. Another of these clients was new in 2013, representing 11.09% of the Company’s total revenue in 2013 and 0% of the Company’s revenue in 2012. The third client’s revenue represented 27.85% of the Company’s revenue in 2013 and 20.32% of the Company’s revenue in 2012. The aggregate amounts receivable from these clients represented approximately 43.06% and 11.41% of total accounts receivable at September 30, 2013 and December 31, 2012, respectively.

Comprehensive income (loss)

The Company displays comprehensive income (loss) and its components as part of its consolidated financial statements. Comprehensive loss consists of net income (loss) and other comprehensive income (loss). Other comprehensive income (loss) consists of foreign currency translation adjustments.

Advertising

The Company expenses advertising costs as incurred. Advertising expense amounted to $5,709 and $1,241 during the nine months ended September 30, 2013 and 2012, respectively.

Foreign currency translation

The Company’s functional and reporting currency is the United States dollar and has adopted FASB ASC topic 830 “Foreign Currency Matters”). The local currency is considered the functional currency for Canada Control Solutions International, Inc. Assets and liabilities of this subsidiary are translated into U.S. dollars at the exchange rates in effect at the balance sheet date. Equity accounts are translated at the historical exchange rate and the income statement accounts are translated at the average rate during the period. Net translation gains or losses are adjusted directly to a separate component of other comprehensive income (loss) within stockholders’ equity.

The Company recognized a loss from foreign currency translation of $39,318 for the nine months ended September 30, 2013 and a gain from foreign currency translation of $3,752 for the nine months ended September 30, 2012.

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Recent Accounting Pronouncements

There were various other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's unaudited condensed consolidated financial position, results of operations or cash flows.

3.	PROPERTY AND EQUIPMENT

Property and equipment consist of the following at September 30, 2013 and December 31, 2012:

	September 30, 2013	December 31, 2012

Computer equipment	$51,100	$51,125
Network equipment	12,762	12,762
Office equipment	-	1,358
Software	169,181	158,616
	233,043	223,861

Less: accumulated depreciation	(136,879)	(105,119)

	$96,164	$118,742

Depreciation expense for the nine months ended September 30, 2013 and 2012 amounted to $33,144 and $28,837, respectively.

4.	ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

At September 30, 2013 and December 31, 2012 the Company has accrued expenses and other current liabilities of $354,250 and $533,766, respectively. These consist of the following:

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	September 30, 2013	December 31, 2012

Accrues Salaries and Wages	$79,796	$118,404
Accrued Bonus/Commissions	65,928	61,612
Accrued Vacation	175,719	198,837
Accrued Employee Benefits	-	35,597
Accrued Severance	-	12,000
Accrued Late Invoices/Expenses	31,307	57,078
Deferred Revenue	-	25,438
Accrued Tax	1,500	24,800
	$354,250	$533,766

5.	RELATED PARTY TRANSACTIONS

NOTES PAYABLE

The Company has promissory notes payable to three of its officers (who are ultimately shareholder in NewCSI, Inc. the Company’s parent corporation) aggregating $335,067 and $307,667, including interest as of September 30, 2013 and December 31, 2012, respectively. The notes bear interest at 10%, are due in full in October 2013, and were subsequently repaid in full on November 4, 2013.

Interest expense under the notes payable amounted to $22,732 and $12,588 for the nine months ended September 30, 2013 and 2012, respectively. Accrued interest at September 30, 2013 and December 31, 2012 is $5,067 and $7,667, respectively.

OTHER RELATED PARTY TRANSACTIONS

A relative of one of the officers of the Company is an attorney at a law firm, which was hired by the Company. In year 2011, the Company paid a deposit of $5,000 to the law firm and paid $6,103 in legal fees during the year ended December 31, 2012. The law firm refunded the $5,000 deposit to the Company during the year ended December 31, 2012.

6.	COMMITMENTS AND CONTINGENCIES

Operating Leases

In October 2011 the Company entered into a non-cancellable operating lease agreement for its corporate headquarters in Woburn, Massachusetts. The lease expires in September 2016 and requires monthly rents of approximately $2,000.

The Company also leases additional office space (virtual offices) in various locations in the US and Canada. Certain of these leases are non-cancellable operating lease agreements expiring through December 2012 and others are on a month-to-month basis.

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The Company also leases various equipment and software under operating lease agreements expiring through October 2013. Certain of these leases are subject to lease adjustments based on the number of user licenses.

Minimum lease payments under all operating leases follows:

Years Ending December 31,	Corporate headquarters	Virtual offices	Equipment and software	Total

2013	$6,033	1,455	7,781	15,269
2014	24,132	-	-	24,132
2015	24,012	-	-	24,012
2016	18,099	-	-	18,099
		-	-
	$72,276	1,455	7,781	81,512

Total rent expenses for the nine months ended September 30, 2013 and 2012 were $48,087 and $43,397 respectively.

Legal Proceedings

The Company is subject to certain legal proceedings and claims, which arise in the ordinary course of its business. Currently, the Company is involved in two lawsuits involving related claims from former employees for severance payments and for damages claimed as a result of sexual harassment. The Company has denied each claim and is putting forth a vigorous defense. The Company carries insurance to protect against such claims. The deductible of $10,000 per claim has been met and the insurance carrier is directly funding the defense of and the resolution of these claims, with a reservation of rights. A settlement, if any, and ongoing cost of defense is expected to be funded under the insurance policy. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters should not have a material adverse effect on its financial position, results of operations or liquidity.

Employment agreements

The Company has employment agreements with certain of its officers and staff. The agreements provide for base pay, bonuses, and benefits, as defined. The agreements with officers may be terminated by either party within 30 days prior written notice to other party and the agreements with staff may be terminated without notice. Under certain circumstances of termination, the Company must make severance payments.

7.	EMPLOYEE BENEFIT PLAN

The Company has a savings and retirement plan for its U.S. employees which qualifies under Section 401(k) of the Internal Revenue Code. The plan covers substantially all employees and provides for voluntary contributions by participating employees up to the maximum contribution allowed under the Internal Revenue Code. Contributions by the Company can be made, as determined by the Board of Directors, provided the amount does not exceed the maximum permitted by the Internal Revenue Code. There were no Company contributions made and expensed in operations in connection with the plan in the nine months ended September 2013 and 2012, nor were any Company contributions made during all of 2012.

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The Company also has a Registered Retirement Savings Plan for its Canadian employees. There were no Company contributions made and expensed in operations in connection with the plan in the nine months ended September 2013 and 2012, nor were any Company contributions made during all of 2012.

8.	SUBSEQUENT EVENTS

Management has evaluated subsequent events from October 1, 2013 through December 27, 2013, which is the date the unaudited condensed consolidated financial statements were available to be issued.

On November 4, 2013, Staffing 360 Solutions, Inc. (“Staffing 360”) completed its acquisition of the Company and acquired 100% of the equity of the Company. This followed the previously announced Stock Purchase Agreement dated August 14, 2013 Executive management of the Company will continue their employment under new employment agreements as part of the transaction. There were no other subsequent events that require adjustment to or disclosure in the unaudited condensed consolidated financial statements.

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805 Third Avenue Suite 902 212.838-5100 212.838.2676/ Fax www.rbsmllp.com

Independent Auditors’ Report

The Board of Directors and Shareholders

Control Solutions International, Inc.

(A Wholly Owned Subsidiary)

We have audited the accompanying consolidated financial statements of Control Solutions International, Inc. (a Florida Corporation and Wholly Owned Subsidiary) (the "Company") which comprise of the balance sheets as of December 31, 2012 and 2011, and the related statements of operations, changes in shareholder's equity and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

New York, NY

September 10, 2013

New York, NY Washington DC Mumbai, India Boca Raton, FL San Francisco, CA Long Island, NY Beijing, China

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CONTROL SOLUTIONS INTERNATIONAL, INC.
(a wholly owned subsidiary)

CONSOLIDATED BALANCE SHEETS

ASSETS

	December 31,
	2012	2011

CURRENT ASSETS:
Cash and cash equivalents	$571,229	$955,385
Accounts receivable, net	1,458,043	1,982,664
Prepaid expenses	65,101	59,264
Deferred tax asset - current portion	72,000	83,000
Other current assets	8,899	4,917
TOTAL CURRENT ASSETS	2,175,272	3,085,230

Property and equipment, net	118,742	148,571

Other assets	-	3,753

TOTAL ASSETS	$2,294,014	$3,237,554

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$109,726	$488,923
Accrued expenses and other current liabilities	533,766	622,406
Note payable to former parent company	-	808,020
Notes payable to related parties	307,667	-
Accrued restructuring reserve	14,683	64,888
TOTAL CURRENT LIABILITIES	965,842	1,984,237

Deferred tax liability - non current	62,000	35,000

TOTAL LIABILITIES	1,027,842	2,019,237

SHAREHOLDERS' EQUITY:
Common stock, $0.025 par value; authorized 10,000 shares authorized;
5,000 shares issued and outstanding	125	125
Additional paid-in capital	1,167,094	1,167,094
Retained earnings	85,023	41,280
Accumulated other comprehensive income	13,930	9,818
TOTAL SHAREHOLDERS' EQUITY	1,266,172	1,218,317

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,294,014	$3,237,554

The accompanying footnotes are an integral part to these consolidated financial statements

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CONTROL SOLUTIONS INTERNATIONAL, INC.
(a wholly owned subsidiary)

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year Ended December 31,
	2012	2011

Service revenues	$7,237,081	$8,845,296

Direct cost of services	4,792,713	6,283,779

Gross profit	2,444,368	2,561,517

Selling, general and administrative expenses	2,376,016	3,346,247

Net operating income (loss)	68,352	(784,730)

OTHER INCOME (EXPENSES):
Other income	72,147	151,636
Interest expense	(44,173)	(41,950)
Total other expenses	27,974	109,686

Net income (loss) before tax benefit	96,326	(675,044)

Income tax (expense) benefit	(52,583)	254,278

Net income (loss)	$43,743	$(420,766)

Other comprehensive income:
Foreign currency translation	4,112	(5,531)

Total comprehensive income (loss)	$47,855	$(426,297)

The accompanying footnotes are an integral part to these consolidated financial statements

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CONTROL SOLUTIONS INTERNATIONAL, INC.
(a wholly owned subsidiary)

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

					Accumulated
			Additional		Other	Total
	Common Stock		Paid-In	Retained	Comprehensive	Shareholders'
	Shares	Amount	Capital	Earnings	Income (loss)	Equity

Balance, January 1, 2011	5,000	$125	$1,167,094	$462,046	$15,349	$1,644,614

Foreign currency translation adjustment	-	-	-	-	(5,531)	(5,531)

Net loss	-	-	-	(420,766)	-	(420,766)

Balance, December 31, 2011	5,000	125	1,167,094	41,280	9,818	1,218,317

Foreign currency translation adjustment	-	-	-	-	4,112	4,112

Net income	-	-	-	43,743	-	43,743

Balance, December 31, 2012	5,000	$125	$1,167,094	$85,023	$13,930	$1,266,172

The accompanying footnotes are an integral part to these consolidated financial statements

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CONTROL SOLUTIONS INTERNATIONAL, INC.
(a wholly owned subsidiary)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$43,743	$(420,766)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	40,332	47,043
Bad debt expense	5,020	-
Loss on disposal of fixed assets	1,523	2,758
Gain on write-off of liability	(54,182)	-

Changes in assets and liabilities:
Accounts receivable	519,600	(238,898)
Prepaid expenses	(5,837)	(5,905)
Deferred tax asset	11,000	(21,723)
Other assets	(228)	35,627
Accounts payable	(325,015)	279,726
Accrued expenses and other current liabilities	(88,993)	(319,311)
Accrued restructuring reserve	(50,205)	(657,332)
Deferred tax asset liability	27,000	(289,000)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	123,758	(1,587,781)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(12,026)	(3,221)
NET CASH USED IN INVESTING ACTIVITIES	(12,026)	(3,221)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from notes payable related parties	300,000
(Payments of) Proceeds from note payable to former parent company	(800,000)	800,000
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(500,000)	800,000

FOREIGN CURRENCY TRANSLATION ADJUSTMENT	4,112	(5,531)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(388,268)	(791,002)

CASH - BEGINNING OF YEAR	955,385	1,751,918

CASH - END OF YEAR	$571,229	$955,385

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION:
Cash paid for interest	$44,526	33,930
Cash paid for taxes	$55,557	9,449

The accompanying footnotes are an integral part to these consolidated financial statements

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Control Solutions International, Inc. and Subsidiaries

(a wholly-owned subsidiary)

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2012 and 2011

1.	ORGANIZATION AND NATURE OF BUSINESS

Control Solutions International, Inc. (the “Company”) formerly known as Altran Control Solution, Inc., is a provider of risk management, consulting, internal audit and information technology services to both U.S and foreign based companies. The Company is headquartered in Woburn, Massachusetts and has additional office space locations throughout the US and Canada. On July 12, 2011, the Company changed its name from Altran Control Solution, Inc. to Control Solutions International, Inc.

The Company is a wholly owned subsidiary of NewCSI, Inc. (“NewCSI”). NewCSI acquired the Company in July 2010 as a result of a spin-out from its former parent, Altran USA Holdings, Inc. The Company was organized in the state of Florida in March 1992 and has been in continuous operation since that time as a provider of outsourced internal audit services.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of consolidation

The accompanying consolidated financial statements include the accounts of Control Solutions International, Inc. and its wholly-owned Canada based subsidiary Canada Control Solutions International, Inc. All intercompany balances and transactions have been eliminated in consolidation.

Use of estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of revenues and expenses recorded during the reporting period. Accordingly, actual results could differ from those estimates.

Revenue recognition

The Company recognizes revenues primarily on a time and materials basis as the services are performed and amounts are earned. The Company considers amounts to be earned once evidence of an arrangement has been obtained, services are delivered, fees are fixed or determinable, and collectability is reasonably assured.

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Revenues earned in excess of billings are recorded as unbilled accounts receivable until billed. Billings in excess of revenues earned are recorded as advanced billings until revenue recognition criteria are met. Deposits and prepayments from customers are carried as deferred revenue until the requirements for revenue recognition are met.

Reimbursements, including those relating to travel, other out-of-pocket expenses and third-party costs, are included in revenues. The related reimbursable expenses are included in cost of revenue.

Cash and cash equivalents

The Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. The Company had no cash equivalents during the periods reported.

Accounts receivable

Accounts receivable are carried at invoiced amount less an allowance for doubtful accounts. The Company evaluates its accounts receivable and establishes an allowance for doubtful accounts as necessary by assessing its past collection history as well as general economic and credit conditions. The allowance for doubtful accounts at December 31, 2012 and 2011 is $9,817 and $53,108, respectively.

Property and equipment

Property and equipment are recorded at cost and are depreciated and amortized over the estimated useful lives of the related assets. Depreciation and amortization are calculated on the straight-line method for financial reporting based on the following estimated useful lives:

Years

Computer Equipment	4
Network Equipment	3
Office Equipment	1
Software	3 - 8

Expenditures for significant renewals or improvements are capitalized and depreciated or amortized over their estimated useful lives. The cost of maintenance and repairs is charged to expense as incurred.

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Impairment of long-lived assets

The Company follows FASB ASC 360-10-15-3, “Impairment or Disposal of Long-lived Assets,” which established a “primary asset” approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used. The Company reviews the carrying value of its long-lived tangible assets on an annual basis, or more frequently if facts and circumstances suggest that they may be impaired. The carrying values of such assets are considered impaired when the anticipated identifiable undiscounted cash flows from such assets are less than their carrying values. An impairment loss, if any, is recognized in the amount of the difference between the carrying amount and fair value.

Income taxes

The Company has adopted Accounting Standards Codification subtopic 740-10, Income Taxes (“ASC 740-10”). Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company records a benefit for uncertain tax positions in the financial statements only when it determines it is more likely than not that such a position will be sustained upon examination by taxing authorities based on the technical merits of the position. Unrecognized tax benefits represent the difference between the position taken and the benefit reflected in the financial statements. The Company accounts for interest and penalties related to uncertain tax positions as part of its provision for federal and state income taxes. The Company does not have any uncertain tax positions at December 31, 2012 or 2011 which require accrual or disclosure.

In assessing the likelihood of utilization of existing deferred tax assets, management has considered its results of operations and the current operating environment.

Fair value of financial instruments

Accounting Standards Codification subtopic 825-10, Financial Instruments (“ASC 825-10”) requires disclosure of the fair value of certain financial instruments. The carrying amounts reported in the consolidated balance sheets for accounts receivable, accounts payable and accrued expenses approximate fair value based on the short-term maturity of these instruments. The carrying value of debt approximates its fair value since it provides for market terms and interest rates.

The Company uses fair value measurements to record fair value adjustments to certain assets and to determine fair value disclosures. In accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), the Company groups its assets at fair value in three levels, based on the markets in which the assets are traded and the reliability of the assumptions used to determine fair value.

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Concentrations, risks and uncertainties

Cash and cash equivalents are deposited in high quality financial institutions and may exceed the financial institutions’ insurance limitations. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk related to cash.

The Company derived a substantial portion of its revenues from one customer, which represented 18.71% and 14.33% of the Company’s total revenues during the years ended December 31, 2012 and 2011, respectively. The aggregate amounts receivable from this customers represented approximately 10.01% and 11.41% of total accounts receivable at December 31, 2012 and 2011, respectively.

Comprehensive income (loss)

The Company displays comprehensive income (loss) and its components as part of its consolidated financial statements. Comprehensive loss consists of net income (loss) and other comprehensive income (loss). Other comprehensive income (loss) consists of foreign currency translation adjustments.

Advertising

The Company expenses advertising costs as incurred. Advertising expense amounted to $3,041 and $9,923 during the years ended December 31, 2012 and 2011, respectively.

Foreign currency translation

The Company’s functional and reporting currency is the United States dollar and has adopted FASB ASC topic 830 “Foreign Currency Matters”). The local currency is considered the functional currency for Canada Control Solutions International, Inc. Assets and liabilities of this subsidiary are translated into U.S. dollars at the exchange rates in effect at the balance sheet date. Equity accounts are translated at the historical exchange rate and the income statement accounts are translated at the average rate for during the year. Net translation gains or losses are adjusted directly to a separate component of other comprehensive income (loss) within stockholders’ equity.

The Company recognized a gain from foreign currency translation of $4,112 for the year ended December 31, 2012 and a loss from foreign currency translation of $5,531 for the year ended December 31, 2011.

Recent Accounting Pronouncements

There were various other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's consolidated financial position, results of operations or cash flows.

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3.	PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2012 and 2011:

	2012	2011

Computer equipment	$51,125	$53,902
Network equipment	12,762	12,762
Office equipment	1,359	2,321
Software	158,616	146,589

	223,861	215,574

Less: accumulated depreciation	(105,119)	(67,004)

	$118,742	$148,571

Depreciation expense for the years ended December 31, 2012 and 2011 amounted to $40,332 and $47,042, respectively. During the year ended December 31, 2012 and 2011, the Company sold assets of $3,756 and $3,000, having accumulated depreciation of $2,232 and $250, respectively. Due to this the Company recorded a loss of $1,523 and $2,758 during the years ended December 31, 2012 and 2011, respectively.

4.	NOTE PAYABLE – ALTRAN GROUP

The Company had a revolving line of credit for working capital payable to Altran USA Holdings, Inc., the Company’s former parent company, that was secured by accounts receivable. The highest balance on that note was $1,300,000 during the first half of 2011. The note bore interest through July 31, 2011 at 2.78% and thereafter at 6%; interest was payable in quarterly installments. The note payable was repaid in full in May 2012. The outstanding balance of the note payable at December 31, 2012 and 2011 was $0 and $800,000, respectively. Accrued interest as of December 31, 2012 and 2011 is $0 and $8,020, respectively. The Company recognized $15,790 and $38,200 of interest expense during the year ended December 31, 2012 and 2011, respectively, under the terms of the note payable.

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5.	ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

At December 31, 2012 and 2011 the Company has recorded accrued expenses and other current liabilities of $533,766 and $622,406, respectively. These consist of the following:

	2012	2011

Accrued Salaries and Wages	$118,404	$115,334
Accrued Bonus/Commissions	61,612	132,831
Accrued Vacation	198,837	187,952
Accrued Employee Benefits	35,597	37,446
Accrued Severance	12,000	8,850
Accrual for Late Invoices/Expenses	57,078	17,971
Client Deposits	-	5,394
Deferred Revenue	25,438	-
Accrued Tax	24,800	116,628
	$533,766	$622,406

6.	RELATED PARTY TRANSACTIONS

NOTES PAYABLE

The Company has promissory notes payable to two of its officers (who are ultimately shareholder in NewCSI, Inc. the Company’s parent corporation) aggregating $300,000. The notes bear interest at 10% and are due in full in September 2013 for one and in October 2013 for the other.

Interest expense under the notes payable amounted to $20,250 and $0 for the years ended December 31, 2012 and 2011, respectively. Accrued interest payable at December 31, 2012 and 2011 is $7,667 and $0, respectively.

OTHER RELATED PARTY TRANSACTIONS

NewCSI, the owner of the Company, charged $0 and $60,000 in management fees to the Company during the year ended December 31, 2012 and 2011. NewCSI made a loan of $135,000 to the Company in May 2012, which was subsequently forgiven and recorded as a refund of management fees and reduced from accruals (which included amounts originally charged in 2010, 2011, and 2012).

A relative of one of the officers of the Company is an attorney at a law firm, which was hired by the Company. In year 2011, the Company paid a deposit of $5,000 to the law firm and paid $6,103 in legal fees during the year ended December 31, 2012. The law firm refunded the $5,000 deposit to the Company during the year ended December 31, 2012.

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7.	INCOME TAXES

The US provision for income taxes consists of the following for the years ended December 31, 2012 and 2011.

	2012	2011

Current tax provision:	$-	$-
Federal	11,103	12,213
State	11,103	12,213

Deferred tax provision:
Federal	29,364	(247,280)
State	8,636	(72,720)
	38,000	(320,000)
	$49,103	$(307,787)

The difference between the statutory federal tax rate and the effective tax rate is primarily due to tax credits and state taxes. The tax effect of temporary differences and carryforwards that give rise to the Company’s deferred tax asset and liability at December 31, 2012 and 2011 is as follows:

	2012	2011

Deferred tax asset:
Net Operating Loss carryforward	$228,000	$284,000
Accrued vacation	69,000	60,000
Allowance for doubtful accounts	3,000	21,000
Other	80,000	82,000
Gross deferred tax asset	380,000	447,000
Valuation allowance	-	-
Net deferred tax asset	$380,000	$447,000
Deferred tax liability:
Depreciation	$(43,000)	$(58,000)
Investment in foreign subsidiary	(327,000)	(341,000)
Deferred tax liability	$(370,000)	$(399,000)
Net deferred tax asset (liability)	$10,000	$48,000

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Realization of the net deferred tax assets is dependent on future reversals of existing taxable temporary differences and adequate future taxable income, exclusive of reversing temporary differences and carry-forwards. Although realization is not assured, management believes that it is more likely than not that the remaining net deferred tax assets will be realized.

The deferred tax assets and liabilities are classified as follows in the accompanying balance sheet:

	2012	2011

Current deferred tax assets	$72,000	$83,000
Long-term deferred tax assets (liabilities)	(62,000)	(35,000)

The provision for income taxes includes the following income taxes due to the Canadian Federal and Provincial governments (in US dollars) for the years ended December 31, 2012 and 2011.

	2012	2011

Current Tax Provision	$3,480	$53,510

On a consolidated basis the provision for income taxes due to US and Canadian authorities totals the following for the years ended December 31, 2012 and 2011.

	2012	2011

Current Tax Provision	$52,583	$(254,278)

8.	SHAREHOLDERS’ EQUITY

The Company is authorized to issue 10,000 shares of Common stock having $0.025 as par value. As of December 31, 2012 and 2011 the Company has 5,000 shares of common stock as issued and outstanding.

The Company has not issued any options and warrants as the date of this report.

9.	COMMITMENTS AND CONTINGENCIES

Operating Leases

In October 2011 the Company entered into a non-cancellable operating lease agreement for its corporate headquarters in Woburn, Massachusetts. The lease expires in September 2016 and requires monthly rents of approximately $2,000.

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The Company also leases additional office space (virtual offices) in various locations in the US and Canada. Certain of these leases are non-cancellable operating lease agreements expiring through December 2012 and others are on a month-to-month basis.

The Company also leases various equipment and software under operating lease agreements expiring through October 2013. Certain of these leases are subject to lease adjustments based on the number of user licenses.

Future minimum lease payments under all operating leases follows:

Years Ending December 31,	Corporate headquarters	Virtual offices	Equipment and software	Total

2013	$24,132	$5,822	$31,125	$61,079
2014	24,132	-	-	24,132
2015	24,012	-	-	24,012
2016	18,099	-	-	18,099
	$90,375	$5,822	$31,125	$127,322

Total rent expense for the years ended December 31, 2012 and 2011 was $59,923 and $14,669, respectively.

Legal Proceedings

The Company is subject to certain legal proceedings and claims, which arise in the ordinary course of its business. Currently, the Company is involved in two lawsuits involving related claims from former employees for severance payments and for damages claimed as a result of sexual harassment. The Company has denied each claim and is putting forth a vigorous defense. The Company carries insurance to protect against such claims. The deductible of $10,000 per claim has been met and the insurance carrier is directly funding the defense of and the resolution of these claims, with a reservation of rights. A settlement, if any, and ongoing cost of defense is expected to be funded under the insurance policy. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters should not have a material adverse effect on its financial position, results of operations or liquidity.

Employment agreements

The Company has employment agreements with certain of its officers and staff. The agreements provide for base pay, bonuses, and benefits, as defined. The agreements with officers may be terminated by either party within 30 days prior written notice to other party and the agreements with staff may be terminated without notice. Under certain circumstances of termination, the Company must make severance payments.

10.	EMPLOYEE BENEFIT PLAN

The Company has a savings and retirement plan for its U.S. employees which qualifies under Section 401(k) of the Internal Revenue Code. The plan covers substantially all employees and provides for voluntary contributions by participating employees up to the maximum contribution allowed under the Internal Revenue Code. Contributions by the Company can be made, as determined by the Board of Directors, provided the amount does not exceed the maximum permitted by the Internal Revenue Code. There were no Company contributions made and expensed in operations in connection with the plan in the year 2012 and 2011.

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The Company also has a Registered Retirement Savings Plan for its Canadian employees. There were no Company contributions made and expensed in operations in connection with the plan in 2012 and 2011.

11.	SUBSEQUENT EVENTS

Management has evaluated subsequent events from January 1, 2013 through September 10, 2013, which is the date the consolidated financial statements were available to be issued.

The Company’s sole shareholder, NewCSI, Inc., has entered into a Stock Purchase Agreement dated August 14, 2013 with Staffing 360 Solutions, Inc. (“Staffing 360”), under which Staffing 360 will acquire 100% of the outstanding equity of the Company. Executive management of the Company will also continue under employment agreements as part of the transaction. There were no other subsequent events that require adjustment to or disclosure in the consolidated financial statements.

On August 19, 2013, the Company entered into a Settlement Agreement and General Release with a former employee. As a result the Company recorded $12,000 as an accrued expense as of December 31, 2012.

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